SHARE AND CLAIM PURCHASE AGREEMENT

     THIS SHARE AND CLAIM PURCHASE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this day of August 1998, by and between DACO
(USA), INC., a Nevada corporation (hereinafter referred to as "DACO-USA"), and IWI HOLDING LIMITED and its wholly owned subsidiary IMPERIAL WORLD, INC. (collectively referred to as "IMPERIAL" and individually referred to as "LIMITED" and the "SHAREHOLDER," respectively) upon the following premises:

                                    Premises
                                   ----------

     WHEREAS, DACO-USA is a privately held corporation organized under the laws of the State of Nevada, recently incorporated for the purpose of accomplishing this purchase;

     WHEREAS, DACO MANUFACTURING LIMITED ("DACO-CANADA") is a privately held corporation organized under the laws of the province of Ontario, Canada and is engaged in the manufacturing and distributing of moderately priced gold, silver and costume jewelry in Canada;

     WHEREAS, the SHAREHOLDER, a corporation organized under the laws of Illinois, is the sole shareholder of DACO-CANADA;

     WHEREAS, IMPERIAL and its affiliates have made certain advances and sold inventory to DACO-CANADA, and have not received payment in full for such advances and inventory (defined below as the "Intercompany Claim"); and

     WHEREAS, pursuant to negotiations amongst management of the constituent corporations, DACO-USA, and the SHAREHOLDER desire to transfer shares representing one hundred (100%) percent (100.00%) of the issued and outstanding stock of DACO-CANADA in exchange for one thousand dollars ($1,000) and a royalty payment as detailed herein;

     WHEREAS, DACO-USA desires to purchase and IMPERIAL wishes to sell the Claims for the purchase price of four hundred ninety-nine thousand dollars ($499,000), and in accordance with the terms set forth herein;

                                    Agreement
                                   -----------

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                   REPRESENTATIONS, COVENANTS, AND WARRANTIES
                                   OF IMPERIAL

     As an inducement to, and to obtain the reliance of DACO-USA, except as set forth on the DACO-CANADA Schedules (as hereinafter defined), IMPERIAL represents and warrants as follows:

     Section 1.01 Organization. DACO-CANADA is a corporation duly organized, validly existing, and in good standing under the laws of Canada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the DACO-CANADA Schedules are complete and correct copies of the organizational documents of DACO-CANADA and each of its subsidiaries, if any, as in effect on the date hereof.

     Section 1.02 Capitalization and Ownership. The authorized capitalization of DACO-CANADA consists of an unlimited number of common stock, of which one share is currently issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. The Shareholder hereby represents and warrants that it is the legal and beneficial owner of the only outstanding share of DACO-CANADA common stock, which constitutes 100% of all of DACO-CANADA'S outstanding shares, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, including but not limited to any marital or community property interest, and that it has full right, power, and authority to transfer, assign, convey, and deliver its DACO-CANADA shares; and delivery of such shares at the Closing will convey to DACO-USA good and marketable title to such shares and clear of any claims, charges, equities, liens, security interests and encumbrances whatsoever.

     Section 1.03 Subsidiaries and Predecessor Corporations. DACO-CANADA does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation, except as disclosed in the DACO-CANADA Schedules. For purposes hereinafter, the term "DACO-CANADA" also includes those subsidiaries, if any, set forth on the DACO-CANADA Schedules.

     Section 1.04 Financial Statements.

          (a) Included in the DACO-CANADA Schedules are the audited balance sheets of DACO-CANADA as of December 31, 1997 and December 31, 1996, and the related audited statements of operations, stockholders' equity and cash flows for the two fiscal years ended December 31, 1997 and December 31, 1996, together with the notes to such statements and the opinion of Ernst & Young, LLP, independent certified public accountants, with respect thereto. Also included in the DACO-CANADA schedules are the unaudited balance sheets of DACO-CANADA as of June 30, 1998, and the related statements of operations, and cash flows for the quarter ended June 30, 1998.

          (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The DACO-CANADA balance sheets present a true and fair view as of the dates of such balance sheets of the financial condition of DACO-CANADA. DACO-CANADA did not have, as of the dates of such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto, prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the financial condition of the assets of DACO-CANADA in accordance with generally accepted accounting principles.

          (c) DACO-CANADA has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

          (d) DACO-CANADA has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

          (e) The books and records, financial and otherwise, of DACO-CANADA are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          (f) All of DACO-CANADA's assets are reflected on its financial statements, and, except as set forth in the DACO-CANADA Schedules or the financial statements of DACO-CANADA or the notes thereto, DACO-CANADA has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section 1.05 Information. The information concerning DACO-CANADA set forth in this Agreement and in the DACO-CANADA Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, DACO-CANADA has fully disclosed in writing to DACO-USA (through this Agreement or the DACO-CANADA Schedules) all information relating to matters involving DACO-CANADA or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $5,000 liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of DACO-CANADA or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on DACO-CANADA, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section 1.06 Options or Warrants. Except as set forth in the DACO-CANADA Schedules, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued DACO-CANADA common stock, except options, warrants, calls or commitments, if any, to which DACO-CANADA is not a party and by which it is not bound.

     Section 1.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or the DACO-CANADA Schedules, since December 31, 1997:

          (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of DACO-CANADA or
     (ii) any damage, destruction, or loss to DACO-CANADA (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of DACO-CANADA;

          (b) DACO-CANADA has not (i) amended its Articles of Incorporation or By-Laws or applicable incorporation documents; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of DACO-CANADA; (iv) made any material change in its method of management, operation or accounting;
     (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

          (c) DACO-CANADA has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent DACO-CANADA balance sheet, and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) other than within the ordinary course of business, sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000); (iv) other than in the ordinary course of business, made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of DACO-CANADA; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and (d) to the best knowledge of IMPERIAL, DACO-CANADA has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect the business, operations, properties, assets, or condition of DACO-CANADA.

     Section 1.08 Title and Related Matters. DACO-CANADA has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the most recent DACO-CANADA balance sheet or acquired after that date (except properties, inventory, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business) free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the DACO-CANADA Schedules. Except as set forth in the DACO-CANADA Schedules, DACO-CANADA owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with DACO-CANADA's business. Except as set forth in the DACO-CANADA Schedules, no third party has any right to, and DACO-CANADA has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of DACO-CANADA or any material portion of its properties, assets, or rights.

     Section 1.09 Litigation and Proceedings. Except as set forth in the DACO-CANADA Schedules, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of DACO-CANADA after reasonable investigation, threatened by or against DACO-CANADA or affecting DACO-CANADA or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. IMPERIAL does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.10 Contracts.

          (a) Except as included or described in the DACO-CANADA Schedules, there are no "material" contracts, agreements, franchises, license agreements, debt instruments or other commitments to which DACO-CANADA is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which
     (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least ten thousand dollars ($10,000));

          (b) All contracts, agreements, franchises, license agreements, and other commitments to which DACO-CANADA is a party or by which its properties are bound and which are material to the operations of DACO-CANADA taken as a whole are valid and enforceable by DACO-CANADA in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

          (c) DACO-CANADA is not a party to or bound by, and the properties of DACO-CANADA are not subject to any contract, agreement, other commitment or instrument, any charter or other corporate restriction, or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of DACO-CANADA; and

          (d) Except as included or described in the DACO-CANADA Schedules or reflected in the most recent DACO-CANADA balance sheet, DACO-CANADA is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice;
     (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which DACO-CANADA is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of DACO-CANADA.

     Section 1.11 Material Contract Defaults. Except as provided in the DACO-CANADA Schedules, DACO-CANADA is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of DACO-CANADA and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which DACO-CANADA has not taken adequate steps to prevent such a default from occurring.

     Section  1.12 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which DACO-CANADA is a party or to which any of its properties or operations are subject.

     Section 1.13 Governmental Authorizations. Except as set forth in the DACO-CANADA Schedules, DACO-CANADA has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof.

     Section 1.14 Compliance With Laws and Regulations. Except as set forth in the DACO-CANADA Schedules, to the best of its knowledge DACO-CANADA has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of DACO-CANADA or except to the extent that noncompliance would not result in the occurrence of any material liability for DACO-CANADA.

     Section 1.15 Insurance. DACO-CANADA will maintain all of its current policies of insurance (liability and casualty) during the term of this Agreement.

     Section 1.16 Approval of Agreement. The SHAREHOLDER has approved this Agreement as evidenced by its signatures hereto; and the board of directors of LIMITED has approved this Agreement, as evidenced by the corporate resolution set forth in Schedule 1.16.

     Section  1.17  Material  Transactions  or  Affiliations.  Set  forth in the
DACO-CANADA Schedules is a description of every contract, agreement, or arrangement between DACO-CANADA and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by DACO-CANADA to own beneficially, 5% or more of the issued and outstanding common stock of DACO-CANADA and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. Except as disclosed in the DACO-CANADA Schedules or otherwise disclosed herein, no officer, director, or 5% shareholder of DACO-CANADA has, or has had since inception of DACO-CANADA, any known interest, direct or indirect, in any transaction with DACO-CANADA which was material to the business of DACO-CANADA. There are no commitments by DACO-CANADA, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 1.18 Labor Relations. DACO-CANADA has not had work stoppage resulting from labor problems. To the knowledge of IMPERIAL, no union or other collective bargaining organization is organizing or attempting to organize any employee of DACO-CANADA.

     Section 1.19 Related Party Transactions. DACO-CANADA has purchased inventory from IMPERIAL or an IMPERIAL subsidiary or affiliate (collectively "Related Party"). All receivables due and owing as a result of these purchases at June 30, 1998, and supplemented up to the date of Closing (the "Inventory Receivables") are shown in Schedule 1.19, along with a description of all inventory on hand, and on consignment, sold pursuant to the Inventory Receivables (the "Returnable Inventory"). Additionally, Related Party has made certain advances to DACO-CANADA relating to Imperial's purchase of DACO-CANADA from the original shareholders. All advances due and owing at June 30, 1998, and supplemented up to the date of Closing ("Advances") are shown in Schedule 1.19. The Inventory Receivables and Advances amount to $980,376.69 and are collectively referred to as the "Intercompany Claim". No other amounts are due or owed to any Related Party from DACO-CANADA.

     Section 1.20 Bank Accounts; Power of Attorney. Set forth in Schedule 1.20 is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by DACO-CANADA within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of DACO-CANADA, (b) all safe deposit boxes and other similar custodial arrangements maintained by DACO-CANADA within the past twelve (12) months, and (c) the names of all persons holding powers of attorney from DACO-CANADA or who are otherwise authorized to act on behalf of DACO-CANADA with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

     Section 1.21 DACO-CANADA Schedules. IMPERIAL has delivered to DACO-USA the following schedules, which are collectively referred to as the "DACO-CANADA Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of DACO-CANADA as complete, true, and correct as of the date of this Agreement in all material respects:

          (a) Schedule 1.01 through Schedule 1.20 setting forth any exceptions, information and copies of documents required to be disclosed in the DACO-CANADA Schedules by Sections 1.01 through 1.20.

          (b) a Schedule 1.21(b) containing a list indicating the name and address of each shareholder of DACO-CANADA together with the number of shares owned by him, her or it;

          (c) a Schedule 1.21(c) containing a description of all real property owned by DACO-CANADA, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

          (d) a Schedule 1.21(d) including copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which DACO-CANADA carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of DACO-CANADA);

          (e) a Schedule 1.21(e) listing the accounts receivable and notes and other obligations receivable of DACO-CANADA as of June 30, 1998, or thereafter other than in the ordinary course of business of DACO-CANADA, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which are in the aggregate material and due to or claimed by such debtor; and

          (f) a Schedule 1.21(f) listing the accounts payable and notes and other obligations payable of DACO-CANADA as of June 30, 1998, or that arose thereafter other than in the ordinary course of the business of DACO-CANADA, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due to or claimed by DACO-CANADA respecting such obligations.

IMPERIAL shall cause the DACO-CANADA Schedules and the instruments and data delivered to DACO-USA hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by IMPERIAL. IMPERIAL shall have until twelve hours prior to Closing to provide such schedules. If IMPERIAL cannot or fails to do so, or if DACO-USA acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable, DACO-USA may terminate this Agreement prior to Closing, by giving written notice to DACO-CANADA after the schedules or updates were due to be produced or were provided.

     Section 1.22 Valid Obligation. This Agreement and all agreements and other documents executed by LIMITED and the SHAREHOLDER in connection herewith constitute the valid and binding obligation of LIMITED and the SHAREHOLDER, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE II

             REPRESENTATIONS, COVENANTS, AND WARRANTIES OF DACO-USA

     As an inducement to, and to obtain the reliance of the IMPERIAL,  except as
set  forth  in  the  DACO-USA  Schedules  (as  hereinafter  defined),   DACO-USA
represents and warrants as follows:

     Section 2.01 Organization. DACO-USA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the DACO-USA Schedules are complete and correct copies of the Articles of Incorporation and By-Laws of DACO-USA as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of DACO-USA's Articles of Incorporation or By-Laws. DACO-USA has taken all action required by law, its Articles of Incorporation, By-Laws, or otherwise to authorize the execution and delivery of this Agreement, and DACO-USA has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, By-Laws, or otherwise to consummate the transactions herein contemplated.

     Section 2.02 Capitalization. DACO-USA's authorized capitalization consists of 50,000,000 shares of common stock, par value $.001 of which 100 shares are issued and outstanding and 1,000,000 shares of Preferred Stock, par value $.001, none of which are issued and outstanding. All issued and outstanding shares are or will be legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section  2.03 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which DACO-USA is a party or to which any of its assets or operations are subject.

     Section 2.04 Governmental Authorizations. No authorization, approval, consent or order of, of registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by DACO-USA of this Agreement and the consummation by DACO-USA of the transactions contemplated hereby.

     Section 2.05 Approval of Agreement. The board of directors of DACO-USA has authorized the execution and delivery of this Agreement by DACO-USA and has approved this Agreement and the transactions contemplated hereby.

     Section 2.06 Valid Obligation. This Agreement and all agreements and other documents executed by DACO-USA in connection herewith constitute the valid and binding obligation of DACO-USA, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE III

                               PURCHASE AND SALE

     Section 3.01 Purchase and Sale of Stock. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in this Article), the SHAREHOLDER shall assign, transfer and deliver to DACO-USA, free of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the only outstanding share of DACO-CANADA common stock (the "Purchased Shares") which shall constitute 100 percent (100%) of the issued and outstanding shares of common stock of DACO-CANADA as of the Closing. In exchange for the transfer of the Purchased Shares by the SHAREHOLDER, DACO-USA shall pay the SHAREHOLDER a royalty as described below, and shall pay the sum of one thousand dollars ($1,000), which has previously been delivered to IMPERIAL, the adequacy and receipt of which is ackowledged by IMPERIAL.

     Section 3.02 Royalty. In addition to the consideration specified in Section 3.01, DACO-USA agrees to pay the SHAREHOLDER a royalty on the following terms and subject to the following conditions:

     a. for the year ended December 31, 1999 up to $50,000 (but limited to 25% of DACO-CANADA'S net income) payable in a lump sum within 60 days after the issuance of the audited financial statements of DACO-CANADA.

     b. for the year ended December 31, 2000, up to $25,000 (but limited to 25% of DACO-CANADA'S net income) payable in a lump sum within 60 days after the issuance of the audited financial statements of DACO-CANADA.

     Section 3.03 Purchase and Sale of Intercompany Claim. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in this Article), the IMPERIAL shall assign, transfer and deliver to DACO-USA, free of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, an assignment of the Intercompany Claim representing an assignment of the Inventory Receivables and the Advances, in substantially the same form as that attached hereto as Exhibit A, incorporated herein, in consideration for the purchase price of four hundred ninety-nine thousand dollars ($499,000) as follows: $499,000 previously delivered to IMPERIAL, the adequacy and receipt of which is acknowledged by the IMPERIAL.

     Section 3.04 Cash Payment of Balance of Inventory Receivables. In addition to the consideration specified in Section 3.04, DACO-USA agrees to pay to IMPERIAL the Cash Payment defined in section 4.03 below.

     Section 3.05 Non-competition Agreements. As further consideration for the purchase and sale of the Purchased Shares and Intercompany Claim, IMPERIAL and its affiliates agree to maintain all of DACOCANADA'S proprietary information in confidence and to neither directly or indirectly compete with DACO-CANADA, or solicit DACO-CANADA's customers, employees or agents, for a period of five years following the Closing date, and shall execute a Confidentiality Agreement and Covenant Not to Compete in substantially the same form as that attached hereto as Exhibit B and incorporated herein.

     Section  3.06  Closing.   The  closing   ("Closing")  of  the  transactions
contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date") but not later than September 1, 1998. Such Closing shall take place at a mutually agreeable time and place.

     Section 3.07 Closing Events. At the Closing, DACO-USA and IMPERIAL shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

     Section 3.08 Termination.

          (a) This Agreement may be terminated by the board of directors of DACO-USA or by IMPERIAL at any time prior to the Closing Date if:

               (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgement of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the purchase and sale contemplated hereby; or

               (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgement of such board of directors, made in good faith, and upon advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the purchase and sale.

          (b) This Agreement may be terminated by the board of directors of DACO-USA at any time prior to the Closing Date if:

               (i) there shall have been any change after the date of the latest balance sheet of DACO-CANADA in the assets, properties, business, or financial condition of DACO-CANADA, which could have a materially adverse effect on the financial statements of DACO-CANADA listed in
          Section 1.04(a) taken as a whole, except any changes disclosed in the DACO-CANADA Schedules;

               (ii) the board of directors of DACO-USA determines in good faith that one or more of DACO-USA's conditions to Closing has not occurred, through no fault of DACO-USA.

               (iii) DACO-USA takes the termination  action specified in Section
          1.21 as a result of DACO-CANADA Schedules or updates thereto which DACO-USA finds unacceptable;

          (c) This Agreement may be terminated by IMPERIAL at any time prior to the Closing Date if:

               (i) IMPERIAL determines in good faith that one or more of the IMPERIAL's conditions to Closing has not occurred, through no fault of the IMPERIAL;

In the event of termination pursuant to paragraphs (a), (b) or (c) of Section 3.08, or Section 1.21, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein.

     (d) This Agreement may be terminated by the board of directors of DACO-USA at any time prior to the Closing Date if:

          (i) IMPERIAL shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of IMPERIAL herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this paragraph (d), this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that IMPERIAL shall bear its own costs as well as the reasonable costs of DACO-USA in connection with the negotiation, preparation, and execution of this Agreement.

          (e) This Agreement may be terminated by IMPERIAL at any time prior to the Closing Date if:

               (i) DACO-USA shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of DACO-USA contained herein shall be inaccurate in any material respect.

If this Agreement is terminated pursuant to this paragraph (e) of Section 3.08, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that DACO-USA shall bear its own costs as well as the reasonable costs of IMPERIAL incurred in connection with the negotiation, preparation and execution of this Agreement.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section 4.01 Access to Properties and Records. The SHAREHOLDER will afford the officers and authorized representatives of DACO-USA full access to the properties, books and records of DACO-CANADA in order that it may have a full opportunity to make such reasonable investigation as it shall desire into the affairs of DACO-CANADA, and the SHAREHOLDER will furnish DACO-USA such additional financial and operating data and other information as to the business and properties of DACO-CANADA, as DACO-USA may reasonably request. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing
Date), the SHAREHOLDER shall provide DACO-USA with quarterly internally prepared and unaudited financial statements.

     Section 4.02 Delivery of Books and Records. At the Closing, the SHAREHOLDER shall deliver to DACO-USA the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of DACO-CANADA now in the possession of DACO-CANADA or its representatives.

     Section 4.03 Return of Inventory. For a period of 30 days following Closing, DACO-USA shall return to IMPERIAL, all Returnable Inventory in DACO-CANADA'S possession. In the event that not all of the Returnable Inventory can be returned within 30 days of the date of Closing, DACO-USA shall pay IMPERIAL for that portion of the Returnable Inventory which was not returned in cash within 45 days of Closing (the "Cash Payment").

     Section 4.04 Exclusive Dealing Rights. Until 5:00 P.M. USA Central Time on September 1, 1998, in recognition of the substantial time and effort which DACO-USA has spent and will continue to spend in investigating DACO-CANADA and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither the SHAREHOLDER, nor any of its representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than DACO-USA and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the common stock of DACO-CANADA) or similar transactions involving DACO-CANADA (all such transactions being referred to as "DACO-CANADA Acquisition Transactions"). If DACO-CANADA receives any proposal with respect to a DACO-CANADA Acquisition Transaction, the SHAREHOLDER will immediately communicate to DACO-USA the fact that it has received such proposal and the principal terms thereof.

     Section 4.05 Actions Prior to Closing.

          (a) From and after the date of this Agreement until the Closing Date and except as set forth in the DACO-CANADA Schedules or as permitted or contemplated by this Agreement, IMPERIAL will cause DACO-CANADA to:

               (i) carry on its business in substantially the same manner as it has heretofore;

               (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

               (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

               (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

               (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

               (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

          (b) From and after the date of this Agreement until the Closing Date, IMPERIAL will not allow DACO-CANADA to:

               (i)  make  any  changes  in  its  articles  or   certificate   of
          incorporation or bylaws;

               (ii) take any action described in Section 1.07 except as permitted therein or as disclosed in the DACO-CANADA schedules);

               (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in the DACO-CANADA schedules, except that it may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

               (iv) sell any assets or discontinue any operations, sell any shares of capital stock (other than the sale of securities involving DACO-USA) or conduct any similar transactions other than in the ordinary course of business (other than transactions contemplated herein or in the DACO-CANADA Schedules).

     Section 4.06 Indemnification.

          (a) IMPERIAL hereby agrees to indemnify DACO-USA and each of the officers, agents and directors of DACO-USA as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any substantial or material inaccuracy appearing in or misrepresentations made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

          (b) DACO-USA hereby agrees to indemnify IMPERIAL and each of its officers, agents, and directors as of the date of execution of this
     Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

          (c) No indemnity obligation shall arise under this Section 4.06 in relation to any matters to which disclosure was made, if such disclosure gave the other party sufficient information and warning to investigate in greater detail, the matter so disclosed.

     4.07 Attorney Disclosures. Hank Vanderkam, has previously acted as legal counsel for DACO-CANADA and the Related Parties. IMPERIAL represents that it approached and encouraged Mr. Vanderkam to purchase DACO-CANADA, and authorized Mr. Vanderkam to use confidential information provided by Imperial and the Related Parties to evaluate the purchase. Vanderkam has advised Imperial and the Related Parties that he does not and cannot represent them with respect to the purchase of DACO-CANADA, and strongly advised Imperial and the Related Parties to seek the advice of independent counsel prior to executing this Agreement. IMPERIAL waives any claim of breach of confidentiality or fiduciary duty against Vanderkam relating to his purchase of DACO-CANADA. IMPERIAL agrees that Vanderkam may continue to act as legal counsel for the Related Parties regarding matters not related to the DACO-CANADA purchase, if they so desire from time to time, and waives any conflict of interest arising therefrom.

     4.08 Stock Legend. It is hereby acknowledged and agreed that the Purchased Shares shall be "restricted stock" as that term is defined under Rule 144 of the Securities Act of 1993. DACO-USA represents and agrees that the Purchased Shares are being acquired for investment purposes without intent to resell such shares and that the subsequent sale or transfer of such shares may only be made in accordance with registration or a valid exemption from registration pursuant to U.S. securities laws, to the extent such laws govern any such sale or transfer. Further, it is understood and agreed that all certificates evidencing the Purchased Shares shall bear the following legend and shall be subject to stop-transfer orders with the respective transfer agents for such shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                                    ARTICLE V

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF DACO-USA

     The obligations of DACO-USA under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by IMPERIAL in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Additionally, IMPERIAL shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by IMPERIAL. DACO-USA shall have been furnished with certificates, signed by duly authorized executive officers of DACO-CANADA and IMPERIAL and dated the Closing Date, to the foregoing effect.

     Section 5.02 Officer's Certificate. DACO-USA shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of IMPERIAL and DACO-CANADA to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of DACO-CANADA threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the DACO-CANADA Schedules, by or against DACO-CANADA, which might result in any material adverse change in any of the assets, properties, business, or operations of DACO-CANADA.

     Section 5.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business, or operations of DACO-CANADA nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable in accordance with Section 1.21.

     Section 5.04 Good Standing. DACO-USA shall have received a certificate of good standing from the appropriate governmental authority, dated as of a date within ten days prior to the Closing Date certifying that DACO-CANADA is in good standing as a corporation in its state of incorporation.

     Section 5.05 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 5.06 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of DACO-CANADA after the Closing Date on the basis as presently operated shall have been obtained.

     Section 5.07 Tax matters. IMPERIAL and Related Parties shall furnish all clearance certificates and/or give appropriate warranties and indemnities, including costs, interest and penalties to DACO-USA related to all tax related matters for which DACO-USA could be liable as a result of the purchases made the basis of this Agreement.

     Section 5.08 Release of Security Interest. IMPERIAL and Related Parties shall furnish documents evidencing the Bank of Boston's release of its security interest and/or lien in the Intercompany Claim and Purchased Shares, and all other collateral related to the Intercompany Claim and Purchased Shares, including without limitation, (i) all dividends (cash or otherwise), (ii) voting rights and rights to receive securities, and (iii) proceeds of any and all of the Purchased Shares and/or Intercompany Claim. Such documents shall be in the form of a general release, UCC-3 and Canadian equivalent, and instructions to the escrow/collateral agent, and as DACO-USA may reasonably request.

     Section 5.09 Other Items. DACO-USA shall have received such further opinions, documents, certificates or instruments relating to the transactions contemplated hereby as DACO-USA may reasonably request.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SHAREHOLDER

     The obligations of IMPERIAL under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 6.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by DACO-USA in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, DACO-USA shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by DACO-USA prior to or at the Closing. IMPERIAL shall have been furnished with certificates, signed by duly authorized executive officers of DACO-USA and dated the Closing Date, to the foregoing effect.

     Section 6.02 Officer's Certificate. IMPERIAL shall have been furnished with certificates dated the Closing Date and signed by duly authorized executive officers of DACO-USA, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of DACO-USA threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the DACO-USA Schedules, by or against DACO-USA, which might result in any material adverse change in any of the assets, properties or operations of DACO-USA.

     Section 6.03 Other Items.  IMPERIAL shall have received  further  opinions,
documents,   certificates,   or   instruments   relating  to  the   transactions
contemplated hereby as it may reasonably request.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01 Brokers. DACO-USA and IMPERIAL agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. DACO-USA and IMPERIAL agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 7.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas, without giving effect to principles of conflicts of law thereunder, and venue shall be proper in Harris County, Texas.

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     Section  7.03  Notices.  Any  notice or other  communications  required  or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

         If to DACO-USA, to:        DACO-USA
                                    440 Louisiana, Suite 475
                                    Houston, Texas  77002
                                    Attn:  Hank Vanderkam

         If to IMPERIAL:            Imperial World, Inc. and IWI Holding Limited
                                    Oakmont Centre
                                    1010 Executive Court, Suite 300
                                    Westmont, Illinois 60559
                                    Attn: Joseph Lau

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section 7.04 Attorney's Fees. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgement rendered therein.

     Section 7.05 Confidentiality. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section 7.06 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.07 Expenses. Except as otherwise specified herein and regardless of whether or not the purchase and sale is consummated, each of DACO-USA and IMPERIAL will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the purchase and sale or any of the other transactions contemplated hereby.

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     Section  7.08  Entire  Agreement.  This  Agreement  represents  the  entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section 7.09 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

     Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.12 Legal Representation. Each party hereto, including LIMITED, and the SHAREHOLDER of DACO-CANADA who are signing this Agreement, hereby acknowledges that he or it has been provided an opportunity to consult with independent legal counsel of his or its choice to seek counsel with respect to the transactions contemplated herein and that each such party has secured such advice as he or it deems necessary to understand the terms of this Agreement.

     Section 7.13 Best Efforts. Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.


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     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

ATTEST:                                     DACO (USA), INC.


Secretary or                                By:
Assistant Secretary                         Title:

ATTEST:                                     SHAREHOLDER

                                            Imperial World, Inc.
Secretary or
Assistant Secretary
                                            By:
                                            Title:

ATTEST:                                     LIMITED

                                            IWI Holding Limited
Secretary or
Assistant Secretary
                                             By:
                                             Title: